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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 APRIL 19, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                0-18754                       11-2904094
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            (b) As of 12:01 a.m. on April 19, 2006, Messrs. Charles E. Underbrink and James H. Harrison resigned from our Board of Directors and all committees of our Board of Directors in conjunction with the listing our shares of Common Stock on the Nasdaq Stock Market.

            (d) Effective at 12:01 a.m. on April 19, 2006, Messrs. Gerald M. Hage, Robert L. Hollier and John T. McNabb, II were elected as Directors of our company. Such persons were also elected to our Audit Committee, Compensation Committee and Nominating Committee of our Board of Directors. None of such persons was a party, directly or indirectly, to any transaction or series of transactions with us since January 1, 2005 or any proposed transaction in which the amount involved exceeds $60,000.

ITEM 5.03.  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

            Effective April 15, 2006, our Board of Directors adopted Amended and Restated By-laws. The Amended and Restated By-laws amend and restate the By-laws substantially in their entirety and were adopted in conjunction with the listing of our shares of Common Stock on the Nasdaq Stock Market.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

            Effective at 12:01 a.m. on April 19, 2006, our Board of Directors adopted amended and restated charters for our Audit Committee, Compensation Committee and Nominating Committee.

                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial statements of businesses acquired.

                  Not applicable.

            (b)   Pro forma financial information.

                  Not applicable.



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            (c)   Exhibits.

                  3.2 Second Amended and Restated By-laws (incorporated by reference to Exhibit 3.2 filed with Amendment No. 2 to our registration statement on Form S-1 (file No. 333-131782))

                  10.1 Audit Committee Charter of Warrior Energy Services Corporation

                  10.2 Compensation Committee Charter of Warrior Energy Services Corporation

                  10.3 Nominating Committee Charter of Warrior Energy Services Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WARRIOR ENERGY SERVICES CORPORATION





Dated: April 18, 2006                       By:  /s/ William L. Jenkins
                                                 -----------------------------
                                                 William L. Jenkins, President






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                                INDEX TO EXHIBITS

3.2      Second Amended and Restated By-laws (incorporated by reference to
         Exhibit 3.2 filed with Amendment No. 2 to our registration statement on Form S-1 (file No. 333-131782))

10.1     Audit Committee Charter of Warrior Energy Services Corporation

10.2     Compensation Committee Charter of Warrior Energy Services Corporation

10.3     Nominating Committee Charter of Warrior Energy Services Corporation




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